EXHIBIT 99(1)
                               -------------



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):

                               December 26, 2003
                               -----------------

                        Hanseatic Discretionary Pool, LLC
             (Exact name of registrant as specified in its charter)


                                    Oklahoma

          ------------------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                 333-64718                                11-3455001
                 ---------                                ----------
        (Commission File Number)               (IRS Employer Identification No.)

       9925 Pennsylvania Avenue

                Suite 110                                  73159
                                                           -----
           Oklahoma City, OK                            (Zip Code)
           -----------------
(Address of Principal Executive Offices)


                                 (405) 691-2793

                          ----------------------------
                             (Registrant's telephone
                          number, including area code)

                                 (405) 691-6124

                          ----------------------------
                            (Registrant's fax number,
                              including area code)




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Item 5.    Other Events and Regulation FD Disclosure

As of December 26, 2003, the Registrant terminated its advisory agreement with the Hanseatic Corporation. As of January 1,2004, the Registrant has appointed Commodity Pool Services, Inc, d/b/a Jalex Trading, a registered commodity trading advisor, owned by, and an affiliate of, the principals of the manager of the Registrant, as its trading advisor.

Item 7.  Financial Statements and Exhibits

          (c) Exhibits

          99.1 Termination Letter to Hanseatic Corporation

          99.2 Notice of Hanseatic Corporation Termination sent to HSBC, Inc., clearing broker of the Registrant

          99.3 Advisory Agreement with Jalex Trading

          99.4 Jalex Trading Disclosure Document, dated January 7, 2004

          99.5 Letter to members of the  Registrant  advising of  termination of
               Hanseatic   Corporation,   appointment  of  Jalex  Trading,   and
               reminding members of certain of their rights and other matters

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        Hanseatic Discretionary Pool, LLC

                         By: Pool Management Services, Inc.,
                             Manager

                         By: /s/ Simcha Bluth

                             --------------------------------
                             Simcha Bluth, President

                         By: /s/ Randall Shell

                             --------------------------------
                             Randall Shell, Vice President

January 6, 2004